Risk management - Financial assets and liabilities (Details) $ in Millions, $ in Millions	Jun. 30, 2021 COP ($)	Jun. 30, 2021 USD ($)	Dec. 31, 2020 COP ($)	Dec. 31, 2020 USD ($)	Jun. 30, 2020 COP ($)	Dec. 31, 2019 COP ($)
Balance of financial assets and liabilities denominated in foreign currency
Cash and cash equivalents	$ 5,021,544		$ 5,082,308		$ 9,247,947	$ 7,075,758
Other financial assets	$ 1,398,708		$ 3,071,659
USD$ Million
Balance of financial assets and liabilities denominated in foreign currency
Cash and cash equivalents		$ 292		$ 197
Other financial assets		708		1,164
Trade receivables and payables, net		498		203
Loans and borrowings		(11,660)		(11,814)
Other assets and liabilities, net		83		277
Net liability position		$ (10,079)		$ (9,973)